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                                                            Exhibit 23(a)

                             ARTHUR ANDERSEN LLP





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (Registration No. 333-14869) of our report dated February 6, 1996, included in the UtiliCorp United Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.


                                        /s/  Arthur Andersen LLP

Kansas City, Missouri,
November 7, 1996